Trade Receivables, Net - Schedule of Trade Receivables, Net (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Schedule of Trade Receivables, Net [Abstract]
Trade receivables	$ 21,388	$ 19,726
Less allowance for expected credit losses
Total Trade receivables, gross	21,388	19,726
Checks receivable	159	151
Total Trade receivables, net	$ 21,547	$ 19,877